UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 14, 2005

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                 Maryland                                        1-11533                                      74-2123597

    (State or Other Jurisdiction             (Commission File Number)                      (IRS Employer

           of Incorporation)                                                                                 Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.     Completion of Acquisition or Disposition of Assets

On January 14, 2004, Parkway Properties, Inc. (the "Company") purchased 90% of the 70% interest held by Investcorp International, Inc., the Company's joint venture partner, in the property known as 233 North Michigan Avenue in Chicago, Illinois.  Under the terms of the agreement, the total building value was $194.3 million.  As previously announced, the second closing of the final 10% of the Company's joint venture partner's interest will occur following lender and rating agency approval, which is expected within ninety days.  At closing, the Company earned a $400,000 incentive fee based upon the economic returns generated over the life of the partnership.

The purchase was funded with proceeds from the Company's previously announced sale of 1.6 million shares of common stock to Citigroup Global Markets, Inc. on January 10, 2005 and the assumption of an existing first mortgage on the property.

ITEM 9.01.     Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

The following audited financial statement of 233 North Michigan for the year ended December 31, 2003 are incorporated by reference to Item 9.01 of the Company's Current Report on Form 8-K filed with the SEC on January 7, 2005:

o                    Report of Independent Auditors

o                    Statements of Rental Revenues and Direct Operating Expenses

o                    Notes to Statements of Rental Revenues and Direct Operating Expenses

The unaudited financial statement of 233 North Michigan for the nine months ended September 30, 2004 is incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on January 7, 2005

(b) Pro Forma Financial Information

The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the year ended December 31, 2003 and the nine months ended September 30, 2004 are incorporated by reference to Item 9.01 of the Company's Current Report on Form 8-K filed with the SEC on January 7, 2005:

o                   Pro Forma Consolidated Financial Statements (Unaudited)

o                   Pro Forma Consolidated Balance Sheet (Unaudited) - As of September 30, 2004

o                   Pro Forma Consolidated Statement of Income (Unaudited) - For the Year Ended

                     December 31, 2003

o                   Pro Forma Consolidated Statement of Income (Unaudited) - For the Nine Months Ended

                     September 30, 2004

o                    Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)        Exhibits.

10.1     Purchase Agreement between Parkway Properties LP and 233 Chicagoinvest, Inc. (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Company's Current Report on Form 8-K/A filed with the SEC on January 13, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 14, 2005

PARKWAY PROPERTIES, INC.

By: /s/ Mandy M. Pope

            Mandy M. Pope

            Chief Accounting Officer